PACIFIC COMMERCE BANCORP

IMPORTANT SPECIAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Special Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2.

	For	Against	Abstain
1. **Agreement and Plan of Merger.** A proposal to approve the Agreement and Plan of Reorganization and Merger, dated February 23, 2018, by which Pacific Commerce Bancorp will be merged with and into First Choice Bancorp; and Pacific Commerce Bancorp's bank subsidiary, Pacific Commerce Bank, will be merged with and into First Choice Bancorp's bank subsidiary, First Choice Bank; as more fully described in the joint proxy statement/prospectus.	☐	☐	☐
2. **Adjournment.** A proposal to approve any adjournment or postponement of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the merger agreement and the merger or for any other legally permissible purpose.	☐	☐	☐

3. **Other Business.** To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PACIFIC COMMERCE BANCORP

REVOCABLE PROXY— PACIFIC COMMERCE BANCORP
SPECIAL MEETING OF SHAREHOLDERS — JUNE 15, 2018

The undersigned shareholder(s) of Pacific Commerce Bancorp (the "Company") hereby nominates, constitutes and appoints Thomas Iino, Frank J. Mercardante and Robert A. Burk, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 888 W. 6th Street, 2nd Floor, Los Angeles, California 90017, on June 15, 2018, at 10:00 a.m., local time, and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on reverse side.

WHEN PROPERLY EXECUTED AND DELIVERED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER, OR IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE "FOR" EACH OF THE LISTED PROPOSALS.

IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE SPECIAL MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WHO WILL MAKE ANY SUCH DETERMINATION IN THEIR SOLE DISCRETION.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.

The undersigned acknowledges receipt of the Joint Proxy Statement / Prospectus and Notice of Special Meeting that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

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PACIFIC COMMERCE BANCORP

IMPORTANT SPECIAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., PST, on June 15, 2018.

Vote by Internet

- Go to **www.investorvote.com/PCBC**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2.

	For	Against	Abstain
1. **Agreement and Plan of Merger.** A proposal to approve the Agreement and Plan of Reorganization and Merger, dated February 23, 2018, by which Pacific Commerce Bancorp will be merged with and into First Choice Bancorp; and Pacific Commerce Bancorp's bank subsidiary, Pacific Commerce Bank, will be merged with and into First Choice Bancorp's bank subsidiary, First Choice Bank; as more fully described in the joint proxy statement/prospectus.	☐	☐	☐
2. **Adjournment.** A proposal to approve any adjournment or postponement of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the merger agreement and the merger or for any other legally permissible purpose.	☐	☐	☐

3. **Other Business.** To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET <u>OR</u> TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PACIFIC COMMERCE BANCORP

REVOCABLE PROXY— PACIFIC COMMERCE BANCORP
SPECIAL MEETING OF SHAREHOLDERS — JUNE 15, 2018

The undersigned shareholder(s) of Pacific Commerce Bancorp (the "Company") hereby nominates, constitutes and appoints Thomas Iino, Frank J. Mercardante and Robert A. Burk, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held at 888 W. 6th Street, 2nd Floor, Los Angeles, California 90017, on June 15, 2018, at 10:00 a.m., local time, and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as stated on reverse side.

WHEN PROPERLY EXECUTED AND DELIVERED, THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER, OR IF NO INSTRUCTIONS ARE GIVEN BY THE SHAREHOLDER, THE PROXY HOLDERS WILL VOTE "FOR" EACH OF THE LISTED PROPOSALS.

IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE SPECIAL MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS WHO WILL MAKE ANY SUCH DETERMINATION IN THEIR SOLE DISCRETION.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS USE.

The undersigned acknowledges receipt of the Joint Proxy Statement / Prospectus and Notice of Special Meeting that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

C Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU <u>MUST</u> COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.